EXHIBIT 10.2

                                                                  EXECUTION COPY

                     AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

                                                             As of July 28, 2000

         AMENDMENT NO. 1 TO THE CREDIT AGREEMENT dated as of July 28, 2000 (this "Amendment") to the Credit Agreement dated as of May 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") between Desa International, Inc., a Delaware corporation (the "Borrower"), and Bank of America, N.A. (formerly NationsBank, N.A.), as Lender (the "Lender"). Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender agree to amend the Credit Agreement in order to:

                  (a)  replace  J.W.  Childs  Equity  Partners,   L.P.,  as  the
         Guarantor under the Credit Agreement, with UBS Capital LLC; and

                  (b) delete the condition precedent that the Guarantor have Available Assets in excess of 105% of the aggregate principal amount of all Loans.

         (2) The Lender has indicated its willingness to agree, among other things, to so amend the Credit Agreement and to so waive such requirement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Effective Date (as hereinafter defined), hereby amended as follows:

                  (a) The preamble to the Credit Agreement is hereby amended to replace the name "NATIONSBANK, N.A." in the second line thereof with the phrase "BANK OF AMERICA, N.A. (formerly NationsBank, N.A.)".

                  (b) Section 1.01 of the Credit  Agreement is hereby amended to
         (i) replace the phrase "and Amendment and Waiver No. 4 to the Loan Documents dated as of May 21, 1999" in the fifth line thereof with the phrase ", Amendment and Waiver No. 4 to the Loan Documents dated as of May 21, 1999, Amendment No. 5 to the Loan Documents dated as of April 7, 2000 and as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms", and
         (ii) replace the name "NationsBank, N.A." in the ninth line thereof with the phrase "Bank of America, N.A. (formerly NationsBank, N.A.)".

                  (c) The definition of "Available  Assets" set forth in Section
         1.01 of the Credit Agreement is hereby deleted in its entirety.

                  (d) The definition of "Base Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate clause (a) thereof in its entirety to read as follows:

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                  "(a)  the  rate  of  interest  announced  publicly  by Bank of
                  America, N.A., in New York, New York, from time to time, as the Bank of America prime rate; and".

                  (e) The definition of "Guarantor" set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the phrase "J.W. Childs Equity Partners, L.P., a Delaware limited partnership" with the phrase "UBS Capital LLC, a Delaware limited liability company".

                  (f) The definition of "Termination  Date" set forth in Section
         1.01 of the Credit Agreement is hereby amended to replace the date "May 31, 2001" with the date " March 5, 2001".

                  (g) Section 3.02 of the Credit Agreement is hereby amended to amend and restate clause (b) thereof in its entirety to read as follows:

                  "(b) the Lender shall have received such approvals, opinions or documents as it shall have reasonably requested.".

                  (h) Section 5.01 of the Credit Agreement is hereby amended by adding a new Section 5.01(o) as follows:

                  "(o) the Guarantor shall cease to have in place an internal credit line with its parent, UBS AG, pursuant to which the Guarantor has at least $17,000,000 availability, specifically reserved to support its obligations under the Guaranty.".

                  (i) Section 5.01 of the Credit Agreement is hereby amended by adding a new Section 5.01(p) as follows:

                  "(p) the  Guarantor  shall be in  breach  of the  covenant  in
                  Section 8 of the Guaranty dated July 28, 2000 made by the Guarantor, in favor of the Lender.".

                  (j) Section 6.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of Section 6.01 as follows:

                  ", provided that, the Lender has agreed with the Guarantor that it will not agree to a written amendment or waiver of any provision of this Agreement without the written consent of the Guarantor".

         SECTION 2. Conditions of Effectiveness of this Amendment. Section 1 of this Amendment shall become effective as of the first date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) The Lender shall have received a counterpart of this Amendment duly executed by the Borrower.

                  (b) The Lender shall have received the Guaranty duly executed by the Guarantor.

                  (c) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with any aspect of this Amendment or the Guaranty or any of the other transactions contemplated hereby or thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender) and shall remain in full force and effect; and no law, rule or regulation shall be applicable in the reasonable judgment of the Lender

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         that restrains,  prevents or imposes materially adverse conditions upon any aspect of this Amendment or the Guaranty or any of the other transactions contemplated hereby or thereby.

                  (d) The representations and warranties contained in the Credit Agreement and in the Guaranty shall be correct in all material respects on and as of the Effective Date, before and after giving effect to the Loan to be made on the date hereof and the application of proceeds therefrom, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date).

                  (e) No event shall have occurred and be continuing, or shall result from the Loan to be made on the date hereof or the application of the proceeds therefrom, that constitutes a Default.

                  (f) All of the accrued fees and expenses of the Lender (including the accrued fees and expenses of counsel for the Lender) shall have been paid in full.

                  (g) The Lender shall have received on or before the Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Lenders:

                           (i) Certified  copies of the resolutions of the Board
                  of Directors of the Borrower and of the Guarantor approving this Amendment, the Guaranty and the transactions contemplated hereby and thereby, and of all documents evidencing other necessary corporate action and governmental and third party approvals and consents, if any, with respect to this Amendment, the Guaranty and the transactions contemplated hereby and thereby.

                           (ii) A  certificate  of the Secretary or an Assistant
                  Secretary of the Borrower and the Guarantor certifying the names and true signatures of the officers of the Borrower or the Guarantor authorized to sign this Amendment, the Guaranty and the other documents to be delivered hereunder and thereunder.

                           (iii) A Notice of Borrowing  for the Loans to be made
                  on the date hereof.

                           (iv) A favorable  opinion of internal counsel for the
                  Guarantor, in form and substance reasonably satisfactory to the Lender.

                           (viii) Such other opinions,  certificates,  documents
                  and information as the Lender may reasonably request.

                  The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 6.01 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the LOC Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other LOC Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

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                  (b) The Credit  Agreement,  the Note and each of the other LOC
Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the LOC Documents, nor constitute a waiver of any provision of any of the LOC Documents.

         SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel for the Lender) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 6.04 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       The Borrower

                                       DESA INTERNATIONAL, INC.


                                       By /s/ Edward G. Patrick
                                          Name:  Edward G. Patrick
                                          Title: Vice President


                                       The Lender


                                       BANK OF AMERICA, N.A.


                                       By /s/ Michael D. McKay
                                          Name:  Michael D. McKay
                                          Title: Managing Director


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                                       Acknowledged by:

                                       The Guarantor

                                       UBS CAPITAL LLC

                                       By /s/ Michael Greene
                                          Name:  Michael Greene
                                          Title:


                                       By /s/
                                         --------------------------------
                                          Name:
                                          Title:




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